EXHIBIT 10.3

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE


     This Settlement Agreement and Mutual Release (this "Agreement") is executed as of July __, 2007, by and among Triarc Companies, Inc., a Delaware corporation ("Triarc"); Arby's Restaurant Group, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Triarc ("ARG"); Arby's Restaurant, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of ARG ("Arby's"); and Russell V. Umphenour, Jr., Dennis E. Cooper and J. Russell Welch, as the RTM Representatives.

                                    RECITALS

     Disputes and differences have arisen among the parties with respect to the post-closing adjustments required by Section 2.09 of that certain Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time, the "Merger Agreement"), dated as of May 27, 2005, by and among Triarc; Arby's Acquisition Co., a Georgia corporation; Arby's; RTM Restaurant Group, Inc., a Georgia corporation; and the RTM Representatives. The parties hereto have agreed to execute this Agreement in full and complete settlement of such disputes and differences. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

                             SETTLEMENT AND RELEASE

     The parties hereto hereby agree as follows:

     In full settlement of all amounts owed by Triarc to the RTM Representatives for distribution by them pro rata to the RTMRG Shareholders pursuant to Section
2.09 of the Merger Agreement (including any and all interest thereon), simultaneously with the execution and delivery of this Agreement, Triarc shall cause ARG to deliver to the RTM Representatives, for distribution by them pro rata to the RTMRG Shareholders, as an increase to the Aggregate Cash Consideration, cash (by wire transfer of immediately available funds) in an amount equal to $1,600,000 (the "Adjustment Amount").

     Effective upon the RTM Representatives' receipt of the Adjustment Amount, each of Triarc and ARG, on the one hand, and the RTM Representatives, in their capacities as such and in their capacities as RTMRG Shareholders and on behalf of all other RTMRG Shareholders, on the other hand, do hereby release and forever discharge each other of and from all manner of actions, causes of action, suits, debts, interest, expenses, liabilities, obligations, damages, judgments, claims and demands of any kind or nature, in law or in equity, known or unknown, existing or arising in the future, whether or not damages are now accrued or ascertainable which either ever had, now has or may have in the future against the other, for, upon, or by reason of any matter or cause whatsoever relating to or arising out of Section 2.09 of the Merger Agreement.

     This Agreement is binding upon and inures to the benefit of all parties hereto, their successors and assigns. This Agreement shall be construed and interpreted in accordance with the laws of New York.

     This Agreement sets forth the entire agreement among the parties with respect to the specific subject matter hereof, and supersedes all prior agreements and representations between them with respect to the specific subject matter hereof, whether written or oral. This Agreement may be changed only in writing, signed by authorized representatives of the parties hereto.

     This Agreement is executed and delivered by the RTM Representatives pursuant to Section 12.17 of the Merger Agreement.


                   [Signatures appear on the following page.]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                               TRIARC COMPANIES, INC.


                               By: /s/FRANCIS T. MCCARRON
                                   --------------------------------------
                                   Name: Francis T. McCarron
                                   Title: Executive Vice President & CFO

                               ARBY'S RESTAURANT, LLC


                               By: /s/STUART ROSEN
                                   --------------------------------------
                                   Name: Stuart I. Rosen
                                   Title: Senior Vice President and Secretary

                               ARBY'S RESTAURANT GROUP, INC.


                               By: /s/STUART ROSEN
                                   --------------------------------------
                                   Name:  Stuart I. Rosen
                                   Title: Senior Vice President and Secretary

                               RTM REPRESENTATIVES:


                               /s/ RUSSELL V. UMPHENOUR, JR.
                               ------------------------------------------
                               Russell V. Umphenour, Jr.

                               /s/DENNIS E. COOPER
                               ------------------------------------------
                               Dennis E. Cooper

                               /s/J. RUSSELL WELCH
                               ------------------------------------------
                               J. Russell Welch